Exhibit 99.1

Tidewater Inc. 6002 Rogerdale Road, Suite 600 Houston, TX 77072-1655, USA +1.713.470.5300

Tidewater Reports Results for the Three and Nine Months Ended September 30, 2021

HOUSTON, November 9, 2021 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three and nine months ended September 30, 2021 of $92.4 million and $265.9 million, respectively, compared with $86.5 million and $305.2 million, respectively, for the three and nine months ended September 30, 2020. Tidewater's net losses for the three and nine months ended September 30, 2021, were $26.3 million ($0.64 per common share) and $91.0 million ($2.22 per common share), respectively, compared with $37.9 million ($0.94 per common share) and $167.0 million ($4.15 per common share) for the three and nine months ended September 30, 2020. Included in the net losses for the three and nine months ended September 30, 2021 were long-lived asset impairments, affiliate credit loss credit, and severance expenses of $2.3 and $2.1 million, respectively. Excluding these items, we would have reported a net loss for the three and nine months ended September 30, 2021 of $24.0 million ($0.58 per common share) and $88.9 million ($2.17 per common share), respectively. Included in the net losses for the three and nine months ended September 30, 2020 were $2.6 million and $124.4 million, respectively, in long-lived asset impairments, affiliate credit losses, affiliate guarantee obligations, and severance expenses. Excluding these costs, we would have reported net loss for the three months ended September 30, 2020 of $35.3 million ($0.87 per common share) and a net loss for the nine months ended September 30, 2020 of $42.6 million (or $1.06 per common share).

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “We recently marked an important achievement with the upcoming refinancing of our senior secured notes that were due in August of 2022 with the new senior secured $175.0 million notes that mature in November of 2026. The refinancing is scheduled to close next week, and we anticipate closing on a new $25.0 million revolving credit facility and the establishment of a $30.0 million “At-the-Market” equity issuance facility shortly thereafter. The 2026 notes provide substantially increased flexibility to grow the business. The refinancing transaction was set up to be cash flow neutral, so upon closing we expect to have approximately $150.0 million of cash on hand. The new revolving credit and ATM facilities will be available to provide additional cash as needed, but we do not foresee the need to utilize these facilities in the near term due to our significant current cash position.

“The successful refinancing of the 2022 senior notes is a sign of the progress Tidewater has made over the past four years to streamline the cost structure, high-grade the fleet, generate meaningful free cash flow, and position the business to prosper as the broader industry recovery unfolds. The 2026 notes and the new revolving credit and ATM facilities will provide us with the liquidity and flexibility to take advantage of opportunities in the legacy hydrocarbon business and position us to participate in the rapidly evolving offshore renewables business.

“From an operational perspective, the business continued to show signs of improvement during the third quarter as we move towards a more robust 2022. Revenue, active vessels and utilization continued to trend up, although day rate did see a modest reduction primarily due to geographic mix. During the third quarter, we generated $4.1 million of free cash flow, even after the reinvestment of $11.1 million in drydock and vessel reactivation costs during the quarter. We remain committed to generating sustainable free cash flow, and over the trailing 12 months we generated $58.3 million in free cash flow. The total number of vessels reactivated in 2021 is now up to 15.

“During the third quarter of 2021, revenue improved 2.7% sequentially, driven primarily by the full effect of vessels being reactivated throughout the year in response to the increase in activity, particularly in the West Africa and Americas regions. We continue to see improving demand fundamentals globally, and during the third quarter we executed a five-year agreement for 17 vessels in West Africa with a major customer.

“Our ongoing fleet development program includes the sale or responsible recycling of vessels that are deemed uneconomic or which otherwise do not meet our future strategic goals, and during the third quarter we disposed of six vessels and other assets for $4.4 million. We expect both the sale and recycling of vessels to taper off in the next 12 months as we work through the 14 vessels remaining in assets held for sale.

“Our confidence in 2022 is growing as certain geographic regions and certain vessel classes have tightened such that we’ve seen material price increases, some in-excess of 50%, as the available supply of easy-to-reactivate vessels has been largely consumed by increased demand. This degree of tightness in supply is not yet pervasive in all regions or vessel classes, but we see it as indicative of improving fundamentals and a reflection of fewer available vessels than readily observable metrics would otherwise suggest. Our growing confidence is further underpinned by increased tendering activity for work that was delayed during the pandemic and by new projects scheduled for 2022, particularly in West Africa, the Middle East, and the Americas regions. We are also encouraged by the pricing discipline our competitors are exhibiting as tendering activity continues to build.”

In addition to the number of outstanding shares, as of September 30, 2021, the company also has the following in-the-money warrants.

Common Shares Outstanding	41,277,377
New Creditor Warrants (strike price $0.001 per common share)	635,663
GulfMark Creditor Warrants (strike price $0.01 per common share)	565,155
Total	42,478,195

Tidewater will hold a conference call to discuss results for the three months ending September 30, 2021 on November 10, 2021, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1-888-771-4371 if calling from the U.S. or Canada (+1-847-585-4405 if calling from outside the U.S.) and asking for the “Tidewater” call just prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 10:30 a.m. Central Time on November 10, 2021 and will continue until 11:59 p.m. Central Time on December 10, 2021. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involves numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s most recent Forms 10-Q and 10-K.

Tidewater owns and operates one of the largest fleets of offshore support vessels in the industry, with more than 65 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide.

Note: All per-share amounts are stated on a diluted basis.

Financial information is displayed beginning on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Revenues:
Vessel revenues	$91,634	$85,395	$261,141	$298,344
Other operating revenues	767	1,072	4,717	6,835
Total revenues	92,401	86,467	265,858	305,179
Costs and expenses:
Vessel operating costs	65,344	61,784	190,627	205,383
Costs of other operating revenues	355	219	2,003	3,063
General and administrative	18,045	17,438	50,875	56,455
Depreciation and amortization	27,980	30,777	86,256	86,028
Long-lived asset impairments and other	2,167	1,945	2,167	67,634
Affiliate credit loss impairment expense (credit)	—	—	(1,000)	53,581
Affiliate guarantee obligation	—	—	—	2,000
(Gain) loss on asset dispositions, net	74	(520)	2,954	(7,511)
	113,965	111,643	333,882	466,633
Operating loss	(21,564)	(25,176)	(68,024)	(161,454)
Other income (expense):
Foreign exchange loss	(523)	(1,153)	(951)	(2,365)
Equity in net earnings (losses) of unconsolidated companies	100	—	(1,697)	—
Dividend income from unconsolidated company	—	—	—	17,150
Interest income and other, net	148	272	179	1,084
Interest and other debt costs, net	(3,681)	(6,071)	(12,166)	(18,172)
Total other expense	(3,956)	(6,952)	(14,635)	(2,303)
Loss before income taxes	(25,520)	(32,128)	(82,659)	(163,757)
Income tax expense	887	5,953	8,922	3,512
Net loss	$(26,407)	$(38,081)	$(91,581)	$(167,269)
Less: Net loss attributable to noncontrolling interests	(149)	(154)	(546)	(274)
Net loss attributable to Tidewater Inc.	$(26,258)	$(37,927)	$(91,035)	$(166,995)
Basic loss per common share	$(0.64)	$(0.94)	$(2.22)	$(4.15)
Diluted loss per common share	$(0.64)	$(0.94)	$(2.22)	$(4.15)
Weighted average common shares outstanding	41,132	40,405	40,918	40,271
Adjusted weighted average common shares	41,132	40,405	40,918	40,271

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and par value data)

	September 30, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$127,414	$149,933
Restricted cash	24,092	2,079
Trade and other receivables, less allowance for credit losses of $2,134 and $1,516 at September 30, 2021 and December 31, 2020, respectively	86,015	112,623
Due from affiliates, less allowance for credit losses of $70,638 and $71,800 at September 30, 2021 and December 31, 2020, respectively	68,217	62,050
Marine operating supplies	13,335	15,876
Assets held for sale	17,891	34,396
Prepaid expenses and other current assets	13,129	11,692
Total current assets	350,093	388,649
Net properties and equipment	709,324	780,318
Deferred drydocking and survey costs	40,510	56,468
Other assets	23,146	25,742
Total assets	$1,123,073	$1,251,177

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$18,042	$16,981
Accrued expenses	52,133	52,422
Due to affiliates	59,571	53,194
Current portion of long-term debt	140,995	27,797
Other current liabilities	29,139	32,785
Total current liabilities	299,880	183,179
Long-term debt	14,139	164,934
Other liabilities and deferred credits	74,442	79,792

Commitments and contingencies

Equity:
Common stock	41	41
Additional paid-in-capital	1,375,215	1,371,809
Accumulated deficit	(639,966)	(548,931)
Accumulated other comprehensive loss	(1,289)	(804)
Total stockholder's equity	734,001	822,115
Noncontrolling interests	611	1,157
Total equity	734,612	823,272
Total liabilities and equity	$1,123,073	$1,251,177

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(Unaudited)

(In thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Net loss	$(26,407)	$(38,081)	$(91,581)	$(167,269)
Other comprehensive income (loss):
Change in pension plan and supplemental pension plan liability, net of tax of $0, $0.2 million, $0 and $0.4 million, respectively	(207)	525	(485)	1,342
Total comprehensive loss	$(26,614)	$(37,556)	$(92,066)	$(165,927)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Nine Months	Nine Months
	Ended	Ended
	September 30, 2021	September 30, 2020
Operating activities:
Net loss	$(91,581)	$(167,269)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	54,605	53,614
Amortization of deferred drydocking and survey costs	31,651	32,414
Amortization of debt premiums and discounts	2,662	2,418
Provision for deferred income taxes	167	107
(Gain) loss on asset dispositions, net	2,954	(7,511)
Loss on debt extinguishment	59	—
Affiliate credit loss impairment expense (credit)	(1,000)	53,581
Affiliate guarantee obligation	—	2,000
Long-lived asset impairments and other	2,167	67,634
Stock-based compensation expense	4,199	3,959
Changes in operating assets and liabilities, net:
Trade and other receivables	26,608	9,434
Changes in due to/from affiliates, net	1,210	9,852
Accounts payable	1,061	(14,548)
Accrued expenses	(473)	(18,189)
Deferred drydocking and survey costs	(17,388)	(29,499)
Other, net	(8,833)	3,809
Net cash provided by operating activities	8,068	1,806
Cash flows from investing activities:
Proceeds from asset dispositions	33,956	31,498
Additions to properties and equipment	(2,583)	(4,682)
Net cash provided by investing activities	31,373	26,816
Cash flows from financing activities:
Principal payments on long-term debt	(39,259)	(33,520)
Debt modification costs	(855)	—
Debt extinguishment premium	(59)	—
Tax on share-based awards	(793)	(702)
Net cash used in financing activities	(40,966)	(34,222)
Net change in cash, cash equivalents and restricted cash	(1,525)	(5,600)
Cash, cash equivalents and restricted cash at beginning of period	155,225	227,608
Cash, cash equivalents and restricted cash at end of period	$153,700	$222,008

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	10,083	16,169
Income taxes	14,735	9,940

Note:  Cash, cash equivalents and restricted cash at September 30, 2021 includes $2.2 million in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(Unaudited)

(In thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at June 30, 2021	$41	1,373,727	(613,708)	(1,082)	760	759,738
Total comprehensive loss	—	—	(26,258)	(207)	(149)	(26,614)
Amortization of share-based awards	—	1,488	—	—	—	1,488
Balance at September 30, 2021	$41	1,375,215	(639,966)	(1,289)	611	734,612

Balance at June 30, 2020	$40	1,369,645	(481,757)	581	1,491	890,000
Total comprehensive income (loss)	—	—	(37,927)	525	(154)	(37,556)
Amortization of share-based awards	—	1,133	—	—	—	1,133
Balance at September 30, 2020	$40	1,370,778	(519,684)	1,106	1,337	853,577

	Nine Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2020	$41	1,371,809	(548,931)	(804)	1,157	823,272
Total comprehensive loss	—	—	(91,035)	(485)	(546)	(92,066)
Amortization of share-based awards	—	3,406	—	—	—	3,406
Balance at September 30, 2021	$41	1,375,215	(639,966)	(1,289)	611	734,612

Balance at December 31, 2019	$40	1,367,521	(352,526)	(236)	1,611	1,016,410
Total comprehensive income (loss)	—	—	(166,995)	1,342	(274)	(165,927)
Adoption of credit loss accounting standard	—	—	(163)	—	—	(163)
Amortization of share-based awards	—	3,257	—	—	—	3,257
Balance at September 30, 2020	$40	1,370,778	(519,684)	1,106	1,337	853,577

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

	Three Months Ended				Nine Months Ended
(In thousands, except for percentages)	September 30, 2021		September 30, 2020		September 30, 2021		September 30, 2020
Vessel revenues:
Americas	$24,564	27%	$28,705	34%	$74,269	29%	$94,608	32%
Middle East/Asia Pacific	25,633	28%	23,280	27%	75,675	29%	72,091	24%
Europe/Mediterranean	21,197	23%	17,716	21%	58,413	22%	67,827	23%
West Africa	20,240	22%	15,694	18%	52,784	20%	63,818	21%
Total vessel revenues	$91,634	100%	$85,395	100%	$261,141	100%	$298,344	100%
Vessel operating costs:
Crew costs	$35,609	39%	$36,686	43%	$108,456	42%	$119,864	40%
Repair and maintenance	10,497	11%	5,932	7%	29,468	11%	23,186	8%
Insurance	812	1%	1,953	2%	1,298	1%	5,748	2%
Fuel, lube and supplies	6,751	7%	6,757	8%	19,152	7%	22,892	8%
Other	11,675	13%	10,456	12%	32,253	12%	33,693	11%
Total vessel operating costs	65,344	71%	61,784	72%	190,627	73%	205,383	69%
Vessel operating margin (A)	$26,290	29%	$23,611	28%	$70,514	27%	$92,961	31%

Note (A): Vessel operating margin equals revenues less vessel operating costs and excludes general and administrative expenses and depreciation and amortization.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

	Three Months Ended				Nine Months Ended
(In thousands, except for percentages)	September 30, 2021		September 30, 2020		September 30, 2021		September 30, 2020
Vessel operating profit (loss):
Americas	$(1,770)	(2)%	$107	0%	$(8,361)	(3)%	$3,448	1%
Middle East/Asia Pacific	(713)	(1)%	(2,222)	(3)%	(2,300)	(1)%	(2,479)	(1)%
Europe/Mediterranean	(2,866)	(3)%	(3,883)	(4)%	(12,873)	(5)%	(4,086)	(1)%
West Africa	(3,724)	(4)%	(10,168)	(12)%	(15,846)	(6)%	(19,015)	(6)%
Other operating profit	412	0%	853	1%	2,714	1%	3,772	1%
	(8,661)	(9)%	(15,313)	(18)%	(36,666)	(14)%	(18,360)	(6)%

Corporate expenses (A)	(10,662)	(12)%	(8,438)	(10)%	(27,237)	(10)%	(27,390)	(9)%
Gain (loss) on asset dispositions, net	(74)	(0)%	520	1%	(2,954)	(1)%	7,511	2%
Affiliate credit loss impairment (expense) credit	—	0%	—	0%	1,000	0%	(53,581)	(18)%
Affiliate guarantee obligation	—	0%	—	0%	—	0%	(2,000)	(1)%
Long-lived asset impairments and other	(2,167)	(2)%	(1,945)	(2)%	(2,167)	(1)%	(67,634)	(22)%
Operating loss	$(21,564)	(23)%	$(25,176)	(29)%	$(68,024)	(26)%	$(161,454)	(53)%

Note (A):  General and administrative expenses for the three and nine months ended September 30, 2021 include stock-based compensation of $1.5 million and $4.2 million, respectively. General and administrative expenses for the three and nine months ended September 30, 2020 include stock-based compensation of $1.3 million and $4.0 million, respectively. In addition, vessel operating and general and administrative costs for the three and nine months ended September 30, 2021, include $0.1 million and $1.0 million in one-time restructuring and integration related costs, respectively. Vessel operating and general and administrative costs for the three and nine months ended September 30, 2020, include $0.6 million and $1.2 million in one-time restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(Unaudited)

(In thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
Revenues:
Vessel revenues	$91,634	88,514	80,993	87,830	85,395
Other operating revenues	767	1,439	2,511	4,029	1,072
Total revenues	92,401	89,953	83,504	91,859	86,467
Costs and expenses:
Vessel operating costs (A)	65,344	64,263	61,020	63,397	61,784
Costs of other operating revenue	355	581	1,067	342	219
General and administrative (A)	18,045	16,787	16,043	16,992	17,438
Depreciation and amortization	27,980	28,549	29,727	30,681	30,777
Long-lived asset impairments and other	2,167	—	—	6,475	1,945
Affiliate credit loss impairment credit	—	(1,000)	—	(600)	—
(Gain) loss on asset dispositions, net	74	932	1,948	(80)	(520)
Total operating costs and expenses	113,965	110,112	109,805	117,207	111,643
Operating loss	(21,564)	(20,159)	(26,301)	(25,348)	(25,176)
Other income (expense):
Foreign exchange gain (loss)	(523)	422	(850)	(2,880)	(1,153)
Equity in net earnings (losses) of unconsolidated companies	100	52	(1,849)	164	—
Interest income and other, net	148	8	23	144	272
Interest and other debt costs, net	(3,681)	(3,944)	(4,541)	(5,984)	(6,071)
Total other expense	(3,956)	(3,462)	(7,217)	(8,556)	(6,952)
Loss before income taxes	(25,520)	(23,621)	(33,518)	(33,904)	(32,128)
Income tax (benefit) expense	887	6,026	2,009	(4,477)	5,953
Net loss	(26,407)	(29,647)	(35,527)	(29,427)	(38,081)
Net loss attributable to noncontrolling interests	(149)	(185)	(212)	(180)	(154)
Net loss attributable to Tidewater Inc.	$(26,258)	(29,462)	(35,315)	(29,247)	(37,927)
Basic loss per common share	$(0.64)	(0.72)	(0.87)	(0.72)	(0.94)
Diluted loss per common share	$(0.64)	(0.72)	(0.87)	(0.72)	(0.94)
Weighted average common shares outstanding	41,132	40,899	40,716	40,604	40,405
Dilutive effect of stock options and restricted stock	—	—	—	—	—
Adjusted weighted average common shares	41,132	40,899	40,716	40,604	40,405
Vessel operating margin	$26,290	24,251	19,973	24,433	23,611

Note (A) One-time restructuring and integration related costs	$112	795	103	291	641

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
ASSETS
Current assets:
Cash and cash equivalents	$127,414	131,157	131,858	149,933	192,243
Restricted cash	24,092	20,284	9,061	2,079	26,401
Trade and other receivables, net	86,015	90,229	99,865	112,623	100,583
Due from affiliate, net	68,217	64,922	62,474	62,050	65,692
Marine operating supplies	13,335	15,404	15,676	15,876	17,808
Assets held for sale	17,891	17,214	31,214	34,396	19,163
Prepaid expenses and other current assets	13,129	15,953	13,594	11,692	18,925
Total current assets	350,093	355,163	363,742	388,649	440,815
Net properties and equipment	709,324	731,659	754,707	780,318	820,876
Deferred drydocking and survey costs	40,510	40,372	46,648	56,468	63,975
Other assets	23,146	24,539	23,833	25,742	25,108
Total assets	$1,123,073	1,151,733	1,188,930	$1,251,177	$1,350,774

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$18,042	16,189	14,622	16,981	12,953
Accrued expenses	52,133	50,532	48,466	52,422	55,811
Due to affiliates	59,571	59,759	56,356	53,194	53,355
Current portion of long-term debt	140,995	7,355	18,201	27,797	9,576
Other current liabilities	29,139	28,825	35,003	32,785	31,599
Total current liabilities	299,880	162,660	172,648	183,179	163,294
Long-term debt	14,139	148,612	148,337	164,934	246,179
Other liabilities and deferred credits	74,442	80,723	79,234	79,792	87,724

Equity:
Common stock	41	41	41	41	40
Additional paid-in-capital	1,375,215	1,373,727	1,372,846	1,371,809	1,370,778
Accumulated deficit	(639,966)	(613,708)	(584,246)	(548,931)	(519,684)
Accumulated other comprehensive income (loss)	(1,289)	(1,082)	(875)	(804)	1,106
Total stockholder's equity	734,001	758,978	787,766	822,115	852,240
Noncontrolling interests	611	760	945	1,157	1,337
Total equity	734,612	759,738	788,711	823,272	853,577
Total liabilities and equity	$1,123,073	1,151,733	1,188,930	1,251,177	1,350,774

Supplemental information
Due from related parties, net of due to related parties:
Sonatide (Angola)	$8,646	5,163	6,118	8,856	12,337

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(Unaudited)

(In thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
Deepwater	$18,961	17,796	19,876	25,706	22,836
Towing-supply	4,440	4,535	4,817	4,603	4,119
Other	1,163	1,150	1,531	1,759	1,750
Total	24,564	23,481	26,224	32,068	28,705
Middle East/Asia Pacific fleet:
Deepwater	$17,292	17,264	15,931	16,822	13,819
Towing-supply	8,341	8,364	8,483	8,220	9,461
Total	25,633	25,628	24,414	25,042	23,280
Europe/Mediterranean fleet:
Deepwater	$21,037	22,293	14,588	15,621	17,578
Towing-supply	—	11	—	—	(13)
Other	160	163	161	154	151
Total	21,197	22,467	14,749	15,775	17,716
West Africa fleet:
Deepwater	$10,967	8,814	7,909	6,237	4,905
Towing-supply	5,474	5,564	4,879	5,202	7,711
Other	3,799	2,560	2,818	3,506	3,078
Total	$20,240	16,938	15,606	14,945	15,694
Worldwide fleet:
Deepwater	$68,257	66,167	58,304	64,386	59,138
Towing-supply	18,255	18,474	18,179	18,025	21,278
Other	5,122	3,873	4,510	5,419	4,979
Total	$91,634	88,514	80,993	87,830	85,395

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
AVERAGE NUMBER OF VESSELS:

Americas fleet:
Deepwater	25	27	29	32	32
Towing-supply	8	8	8	10	12
Other	3	3	3	3	3
Total	36	38	40	45	47
Stacked vessels	(11)	(13)	(12)	(15)	(17)
Active vessels	25	25	28	30	30
Middle East/Asia Pacific fleet:
Deepwater	20	20	21	21	22
Towing-supply	18	18	20	22	23
Total	38	38	41	43	45
Stacked vessels	(1)	(1)	(3)	(3)	(4)
Active vessels	37	37	38	40	41
Europe/Mediterranean fleet:
Deepwater	28	29	31	31	32
Total	28	29	31	31	32
Stacked vessels	(7)	(8)	(14)	(16)	(17)
Active vessels	21	21	17	15	15
West Africa fleet:
Deepwater	19	20	20	20	25
Towing-supply	11	11	12	13	17
Other	25	26	26	23	16
Total	55	57	58	56	58
Stacked vessels	(19)	(22)	(25)	(26)	(31)
Active vessels	36	35	33	30	27
Worldwide fleet:
Deepwater	92	96	101	104	111
Towing-supply	37	37	40	45	52
Other	28	29	29	26	19
Total	157	162	170	175	182
Stacked vessels	(38)	(44)	(54)	(60)	(69)
Active vessels	119	118	116	115	113

Total active	119	118	116	115	113
Total stacked	38	44	54	60	69
Total joint venture and other vessels	3	3	3	3	3
Total	160	165	173	178	185

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	2,300	2,497	2,627	2,944	2,996
Towing-supply	736	728	720	898	1,098
Other	244	273	270	276	276
Total	3,280	3,498	3,617	4,118	4,370
Middle East/Asia Pacific fleet:
Deepwater	1,840	1,820	1,863	1,932	2,025
Towing-supply	1,656	1,667	1,822	2,032	2,118
Total	3,496	3,487	3,685	3,964	4,143
Europe/Mediterranean fleet:
Deepwater	2,612	2,672	2,756	2,852	2,916
Towing-supply	—	—	—	—	24
Total	2,612	2,672	2,756	2,852	2,940
West Africa fleet:
Deepwater	1,718	1,853	1,827	1,840	2,269
Towing-supply	1,011	1,001	1,084	1,196	1,588
Other	2,328	2,366	2,340	2,095	1,469
Total	5,057	5,220	5,251	5,131	5,326
Worldwide fleet:
Deepwater	8,470	8,842	9,073	9,568	10,206
Towing-supply	3,403	3,396	3,626	4,126	4,828
Other	2,572	2,639	2,610	2,371	1,745
Total	14,445	14,877	15,309	16,065	16,779

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	814	889	923	1,105	1,134
Towing-supply	92	91	90	189	362
Other	152	182	90	92	92
Total	1,058	1,162	1,103	1,386	1,588
Middle East/Asia Pacific fleet:
Deepwater	92	91	90	92	185
Towing-supply	—	29	180	177	186
Total	92	120	270	269	371
Europe/Mediterranean fleet:
Deepwater	641	766	1,238	1,448	1,522
Towing-supply	—	—	—	—	24
Total	641	766	1,238	1,448	1,546
West Africa fleet:
Deepwater	537	852	1,104	1,288	1,809
Towing-supply	551	516	544	644	882
Other	655	637	599	417	181
Total	1,743	2,005	2,247	2,349	2,872
Worldwide fleet:
Deepwater	2,084	2,598	3,355	3,933	4,650
Towing-supply	643	636	814	1,010	1,454
Other	807	819	689	509	273
Total	3,534	4,053	4,858	5,452	6,377

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
Deepwater	1,486	1,608	1,704	1,839	1,862
Towing-supply	644	637	630	709	736
Other	92	91	180	184	184
Total	2,222	2,336	2,514	2,732	2,782
Middle East/Asia Pacific fleet:
Deepwater	1,748	1,729	1,773	1,840	1,840
Towing-supply	1,656	1,638	1,642	1,855	1,932
Total	3,404	3,367	3,415	3,695	3,772
Europe/Mediterranean fleet:
Deepwater	1,971	1,906	1,518	1,404	1,394
Total	1,971	1,906	1,518	1,404	1,394
West Africa fleet:
Deepwater	1,181	1,001	723	552	460
Towing-supply	460	485	540	552	706
Other	1,673	1,729	1,741	1,678	1,288
Total	3,314	3,215	3,004	2,782	2,454
Worldwide fleet:
Deepwater	6,386	6,244	5,718	5,635	5,556
Towing-supply	2,760	2,760	2,812	3,116	3,374
Other	1,765	1,820	1,921	1,862	1,472
Total	10,911	10,824	10,451	10,613	10,402

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
UTILIZATION - TOTAL FLEET:

Americas fleet:
Deepwater	53.0%	45.6%	55.6%	53.2%	51.7%
Towing-supply	64.9	76.3	83.2	67.7	50.0
Other	37.7	33.3	55.7	66.7	66.7
Total	54.5%	51.0%	61.1%	57.2%	52.2%
Middle East/Asia Pacific fleet:
Deepwater	86.2%	88.3%	80.1%	78.2%	67.4%
Towing-supply	83.7	82.5	75.6	62.5	72.3
Total	85.0%	85.5%	77.9%	70.2%	69.9%
Europe/Mediterranean fleet:
Deepwater	68.3%	64.7%	44.7%	44.7%	45.5%
Total	68.3%	64.7%	44.7%	44.7%	45.1%
West Africa fleet:
Deepwater	54.6%	42.3%	36.2%	27.2%	17.5%
Towing-supply	40.0	38.4	30.1	30.8	28.4
Other	43.9	34.6	34.4	42.3	53.1
Total	46.7%	38.1%	34.1%	34.2%	30.6%
Worldwide fleet:
Deepwater	65.2%	59.4%	53.4%	50.7%	45.4%
Towing-supply	66.6	68.2	63.5	54.4	52.4
Other	43.3	34.5	36.6	45.2	55.3
Total	61.7%	57.0%	52.9%	50.9%	48.5%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
UTILIZATION - ACTIVE FLEET:

Americas fleet:
Deepwater	82.0%	70.7%	85.7%	85.1%	83.2%
Towing-supply	74.1	87.2	95.1	85.7	74.6
Other	100.0	100.0	83.6	100.0	100.0
Total	80.4%	76.4%	87.9%	86.3%	82.0%
Middle East/Asia Pacific fleet:
Deepwater	90.8%	92.9%	84.2%	82.1%	74.2%
Towing-supply	83.7	84.0	83.9	68.5	79.2
Total	87.3%	88.6%	84.0%	75.3%	76.8%
Europe/Mediterranean fleet:
Deepwater	90.5%	90.6%	81.3%	90.9%	95.1%
Total	90.5%	90.6%	81.3%	90.9%	95.1%
West Africa fleet:
Deepwater	79.4%	78.3%	91.4%	90.8%	86.2%
Towing-supply	87.9	79.2	60.4	66.7	63.8
Other	61.1	47.4	46.2	52.9	60.6
Total	71.3%	61.8%	59.6%	63.1%	66.3%
Worldwide fleet:
Deepwater	86.5%	84.2%	84.8%	86.1%	83.4%
Towing-supply	82.2	83.9	81.9	72.1	75.0
Other	63.1	50.0	49.7	57.5	65.5
Total	81.6%	78.4%	77.6%	77.0%	78.2%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
Deepwater	$15,568	15,646	13,608	16,416	14,743
Towing-supply	9,298	8,162	8,040	7,576	7,506
Other	12,640	12,634	10,179	9,559	9,514
Total	$13,742	13,162	11,865	13,602	12,581
Middle East/Asia Pacific fleet:
Deepwater	$10,899	10,743	10,670	11,129	10,127
Towing-supply	6,018	6,080	6,159	6,471	6,180
Total	$8,623	8,593	8,506	9,002	8,040
Europe/Mediterranean fleet:
Deepwater	$11,800	12,905	11,829	12,368	13,257
Total	$11,890	13,005	11,960	12,368	13,361
West Africa fleet:
Deepwater	$11,700	11,242	11,972	12,449	12,365
Towing-supply	13,536	14,480	14,967	14,136	17,122
Other	3,717	3,124	3,501	3,952	3,944
Total	$8,562	8,521	8,711	8,510	9,643
Worldwide fleet:
Deepwater	$12,355	12,589	12,028	13,265	12,756
Towing-supply	8,049	7,978	7,896	8,026	8,411
Other	4,598	4,253	4,721	5,059	5,163
Total	$10,288	10,435	9,993	10,749	10,503

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(Unaudited)

(In thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020

Americas
Vessel revenues	$24,564	23,481	26,224	32,068	28,705

Vessel operating costs:
Crew costs	$8,535	11,132	10,594	12,795	11,711
Repair and maintenance	2,951	2,192	2,714	2,065	1,259
Insurance	219	(30)	200	402	426
Fuel, lube and supplies	2,028	1,952	1,774	1,822	1,754
Other	3,008	2,972	1,980	2,306	2,486
Total vessel operating costs	$16,741	18,218	17,262	19,390	17,636

Vessel operating margin ($)	$7,823	5,263	8,962	12,678	11,069
Vessel operating margin (%)	31.8%	22.4%	34.2%	39.5%	38.6%

Americas - Select operating statistics
Average vessels - Total fleet	36	38	40	45	47
Utilization - Total fleet	54.5%	51.0%	61.1%	57.2%	52.2%

Average vessels - Active fleet	25	25	28	30	30
Utilization - Active fleet	80.4%	76.4%	87.9%	86.3%	82.0%

Average day rates	$13,742	13,162	11,865	13,602	12,581

Vessels commencing drydocks	4	3	1	1	—

Deferred drydocking and survey costs - beginning balance	$12,919	11,813	15,440	17,774	20,024
Cash paid for deferred drydocking and survey costs	4,906	2,157	881	1,015	1,086
Amortization of deferred drydocking and survey costs	(2,936)	(2,753)	(3,222)	(3,349)	(3,336)
Disposals, intersegment transfers and other	(1,765)	1,702	(1,286)	—	—
Deferred drydocking and survey costs - ending balance	$13,124	12,919	11,813	15,440	17,774

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(Unaudited)

(In thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020

Middle East/Asia Pacific
Vessel revenues	$25,633	25,628	24,414	25,042	23,280

Vessel operating costs:
Crew costs	$9,950	9,910	9,639	9,982	10,468
Repair and maintenance	2,944	2,632	2,659	2,899	2,385
Insurance	60	37	(224)	452	562
Fuel, lube and supplies	1,747	1,494	1,569	1,924	1,783
Other	3,334	2,692	2,959	3,532	2,057
Total vessel operating costs	$18,035	16,765	16,602	18,789	17,255

Vessel operating margin ($)	$7,598	8,863	7,812	6,253	6,025
Vessel operating margin (%)	29.6%	34.6%	32.0%	25.0%	25.9%

Middle East/Asia Pacific - Select operating statistics
Average vessels - Total fleet	38	38	41	43	45
Utilization - Total fleet	85.0%	85.5%	77.9%	70.2%	69.9%

Average vessels - Active fleet	37	37	38	40	41
Utilization - Active fleet	87.3%	88.6%	84.0%	75.3%	76.8%

Average day rates	$8,623	8,593	8,506	9,002	8,040

Vessels commencing drydocks	1	4	—	3	—

Deferred drydocking and survey costs - beginning balance	$12,124	13,989	17,031	18,666	21,116
Cash paid for deferred drydocking and survey costs	2,441	1,354	72	1,447	386
Amortization of deferred drydocking and survey costs	(2,669)	(2,820)	(3,114)	(3,082)	(3,036)
Disposals, intersegment transfers and other	(68)	(399)	—	—	200
Deferred drydocking and survey costs - ending balance	11,828	12,124	13,989	17,031	18,666

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(Unaudited)

(In thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020

Europe/Mediterranean
Vessel revenues	$21,197	22,467	14,749	15,775	17,716

Vessel operating costs:
Crew costs	$10,541	10,519	9,022	8,179	7,952
Repair and maintenance	1,754	2,244	1,673	1,133	869
Insurance	208	(131)	299	297	448
Fuel, lube and supplies	846	864	759	710	592
Other	1,926	1,803	1,707	1,214	1,274
Total vessel operating costs	$15,275	15,299	13,460	11,533	11,135

Vessel operating margin ($)	$5,922	7,168	1,289	4,242	6,581
Vessel operating margin (%)	27.9%	31.9%	8.7%	26.9%	37.1%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	28	29	31	31	32
Utilization - Total fleet	68.3%	64.7%	44.7%	44.7%	45.1%

Average vessels - Active fleet	21	21	17	15	15
Utilization - Active fleet	90.5%	90.6%	81.3%	90.9%	95.1%

Average day rates	$11,890	13,005	11,960	12,368	13,361

Vessels commencing drydocks	1	2	3	4	—

Deferred drydocking and survey costs - beginning balance	$6,340	7,731	7,317	7,147	9,143
Cash paid for deferred drydocking and survey costs	892	162	2,067	1,710	(361)
Amortization of deferred drydocking and survey costs	(1,316)	(1,553)	(1,653)	(1,540)	(1,635)
Disposals, intersegment transfers and other	(345)		—	—	—
Deferred drydocking and survey costs - ending balance	$5,571	6,340	7,731	7,317	7,147

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(Unaudited)

(In thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020

West Africa
Vessel revenues	$20,240	16,938	15,606	14,945	15,694

Vessel operating costs:
Crew costs	$6,583	6,124	5,907	5,804	6,555
Repair and maintenance	2,848	2,466	2,391	1,930	1,419
Insurance	325	(13)	348	296	517
Fuel, lube and supplies	2,130	2,231	1,758	1,765	2,628
Other	3,407	3,173	3,292	3,890	4,639
Total vessel operating costs	$15,293	13,981	13,696	13,685	15,758

Vessel operating margin ($)	$4,947	2,957	1,910	1,260	(64)
Vessel operating margin (%)	24.4%	17.5%	12.2%	8.4%	(0.4)%

West Africa - Select operating statistics
Average vessels - Total fleet	55	57	58	56	58
Utilization - Total fleet	46.7%	38.1%	34.1%	34.2%	30.6%

Average vessels - Active fleet	36	35	33	30	27
Utilization - Active fleet	71.3%	61.8%	59.6%	63.1%	66.3%

Average day rates	$8,562	8,521	8,711	8,510	9,643

Vessels commencing drydocks	3	2	—	—	—

Deferred drydocking and survey costs - beginning balance	$8,989	13,115	16,680	20,388	24,301
Cash paid for deferred drydocking and survey costs	2,378	376	(298)	(400)	(576)
Amortization of deferred drydocking and survey costs	(3,148)	(3,199)	(3,268)	(3,294)	(3,426)
Disposals, intersegment transfers and other	1,768	(1,303)	1	(14)	89
Deferred drydocking and survey costs - ending balance	$9,987	8,989	13,115	16,680	20,388

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(Unaudited)

(In thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020

Worldwide
Vessel revenues	$91,634	88,514	80,993	87,830	85,395

Vessel operating costs:
Crew costs	$35,609	37,685	35,162	36,760	36,686
Repair and maintenance	10,497	9,534	9,437	8,027	5,932
Insurance	812	(137)	623	1,447	1,953
Fuel, lube and supplies	6,751	6,541	5,860	6,221	6,757
Other	11,675	10,640	9,938	10,942	10,456
Total vessel operating costs	$65,344	64,263	61,020	63,397	61,784

Vessel operating margin ($)	$26,290	24,251	19,973	24,433	23,611
Vessel operating margin (%)	28.7%	27.4%	24.7%	27.8%	27.6%

Worldwide - Select operating statistics
Average vessels - Total fleet	157	162	170	175	182
Utilization - Total fleet	61.7%	57.0%	52.9%	50.9%	48.5%

Average vessels - Active fleet	119	118	116	115	113
Utilization - Active fleet	81.6%	78.4%	77.6%	77.0%	78.2%

Average day rates	$10,288	10,435	9,993	10,749	10,503

Vessels commencing drydocks	9	11	4	8	—

Deferred drydocking and survey costs - beginning balance	$40,372	46,648	56,468	63,975	74,584
Cash paid for deferred drydocking and survey costs	10,617	4,049	2,722	3,772	535
Amortization of deferred drydocking and survey costs	(10,069)	(10,325)	(11,257)	(11,265)	(11,433)
Disposals, intersegment transfers and other	(410)	—	(1,285)	(14)	289
Deferred drydocking and survey costs - ending balance	$40,510	40,372	46,648	56,468	63,975

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(Unaudited)

(In thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
Net loss	$(26,407)	(29,647)	(35,527)	(29,427)	(38,081)

Interest and other debt costs	3,681	3,944	4,541	5,984	6,071
Income tax (benefit) expense	887	6,026	2,009	(4,477)	5,953
Depreciation	17,911	18,224	18,470	19,416	19,343
Amortization of deferred drydock and survey costs	10,069	10,325	11,257	11,265	11,434
EBITDA (A), (B), (C)	$6,141	8,872	750	2,761	4,720

Long-lived asset impairments and other	2,167	—	—	6,475	1,945
Affiliate credit loss impairment expense (credit)	—	(1,000)	—	(600)	—
One-time integration related costs	112	795	103	291	641
Adjusted EBITDA (A), (B), (C)	$8,420	8,667	853	8,927	7,306

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, and merger and integration related costs.

Note (B):  EBITDA and Adjusted EBITDA for the three months ended September 30, 2021, and for each of the prior four quarters includes non-cash, stock-based compensation expense of $1,523, $1,504, $1,172, $1,158, and $1,223, respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended September 30, 2021, and for each of the prior four quarters includes foreign exchange gain (losses) of $(523), $422, $(850), $(2,880), and $(1,153), respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(Unaudited)

(In thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
Net cash provided by (used in) operating activities (A)	$(2,499)	4,851	5,716	2,180	14,629

Cash interest expense	3,055	3,282	3,746	5,066	5,435
Interest income and other	(148)	(8)	(23)	(144)	(272)
Additions to property and equipment	(722)	(665)	(1,196)	(10,218)	(607)
Expansion capital	—	—	—	5,300	—
Free cash flow before proceeds from asset sales	(314)	7,460	8,243	2,184	19,185

Proceeds from asset sales	4,396	18,577	10,983	6,798	10,592

Free cash flow	$4,082	26,037	19,226	8,982	29,777

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers.  Free cash flow is determined from net cash provided by (used in) operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income.  Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by (used in) operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2021	2021	2021	2020	2020
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$2,586	7,066	9,921	(4,915)	18,858
Cash paid for deferred drydock and survey costs	(10,617)	(4,049)	(2,722)	(3,772)	(535)
Total sources (uses) of cash for changes in assets and liabilities	$(8,031)	3,017	7,199	(8,687)	18,323

Contacts

Tidewater Inc.

West Gotcher

Vice President,

Finance and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.